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             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND

The following information supersedes certain information in the fund's Statement of Additional Information.

The Global Post-Venture Capital Fund's investments in Private Funds will be valued initially at the amount of capital contributed by the Fund, less related expenses, where identifiable, unless and until CSAM determines that such value does not represent fair value. Thereafter, investments in Private Funds held by the Global Post-Venture Capital Fund are valued at their "fair values" using procedures approved by the Board of Directors. CSAM shall review daily the Global Post-Venture Capital Fund's fair valued securities.

OTHER CONTRARY INFORMATION IN THE STATEMENT OF ADDITIONAL INFORMATION IS SUPERSEDED.

Dated: June 10, 2003